1997 ANNUAL
                                                                          REPORT

                                     -------
                                      P A X
                                     -------
                                      WORLD
                                     -------
                                      FUND
                                     -------

                                [Graphic Omitted]

                                     ANNUAL
                                     REPORT

                                DECEMBER 31, 1997

Dear Pax World Fund Shareholder,

      We are pleased to report that Pax World Fund recorded solid growth in 1997. The Fund posted a total return of 25.12%, more than 25% better than the benchmark Lipper Balanced Fund Index, which posted a 20.05% return for the year. We credit Portfolio Manager Anthony Brown for the Fund's performance, which placed us in the top 5% of all balanced funds. Because he raised cash as the year progressed and increased the Fund's fixed-income holdings to a very conservative 50% of the portfolio, Tony's results are even more impressive. To outperform the Lipper Index by 25% with a risk level only 40% as high as the overall market is truly remarkable.

      By most accounts, 1997 was also a good year throughout the U.S. economy. With inflation growing at a negligible 2% rate and unemployment falling to 4.6%, the economy was moving upward at a pace that exceeded most economists' forecasts. However, beneath the patina of a rising economy and advancing stock and bond prices, the picture was not quite as glowing. Most notably, the currency and financial crisis which is buffeting virtually every country in Southeast Asia has created an aura of uncertainty for U.S. businesses as well as for our stock market. Volatility is on the rise and despite the positive performance achieved in 1997, three corrections exceeding 7% punctuated the final result. Moreover, the Dow Jones Industrial Average has failed to exceed the intraday high set early in August of 1997.

      Notwithstanding these concerns, the U.S. economy is expected to achieve moderate (2-3%) growth in 1998, and corporate profits are forecast to increase 7-8% this year. Admittedly, these growth rates are below those recorded in 1997, but we believe that sufficient investment opportunities will be created within that framework, and the Fund's large cash reserves give us the flexibility to take advantage of those opportunities.

      On a personal note, we want to express sincere thanks to you, our shareholders, who offered us much support and many kind words of encouragement through our first full year. We also extend thanks to our staff in New Hampshire, who are second to none in their commitment to our shareholders and to the values of socially responsible investing.

      We encourage as many of you as possible to attend the annual meeting, which will be held at the State Street Bank and Trust Company, 225 State Street, Boston, Massachusetts, on June 11. If you can't attend, please feel free to call or write us in New Hampshire with any thoughts. We value your input.

       Sincerely yours,


       /s/ Laurence A. Shadek                  /s/ Thomas W. Grant


       Laurence A. Shadek                      Thomas W. Grant
       Chairman                                President

January 20, 1998

           QUESTIONS AND ANSWERS - Anthony S. Brown, Portfolio Manager
--------------------------------------------------------------------------------

Q.    What factors affected Pax World Fund's performance during the past year?

A. The Pax World Fund out-performed most other balanced funds in 1997 for the following reasons:
      1. We took a conservative stance and lightened up on the equity side of the portfolio during the summer months.
      2. We took the proceeds and invested approximately $130,000,000 in 30 day certificates of deposit which are not affected by a down market.
      3. We had very little exposure in the "high tech" sectors of the market or the small capital stocks. These two groups suffered the largest declines during the second half of 1997.
      4. We had no foreign market exposure.

Q.    How did Pax World Fund's portfolio perform in 1997?

A. The Fund's portfolio finished the year with a total return to shareholders of 25.12%, and we also paid out the largest capital gain distribution in the history of the Fund.

                                                      Total Return for 1997

           PAX WORLD FUND                                     +25.12%
           LIPPER BALANCED FUND INDEX                         +20.05%
           DOW JONES INDUSTRIAL AVERAGE                       +22.64%

Q.    What has your investment strategy been during this period?

A. As the stock market continued to rise during the first 7 months of the year, we continued to lighten up on the equity side of the portfolio and transferred the proceeds into 30 day certificates of deposit. We felt the market was over-priced so we chose this method to protect the shareholders somewhat from a market correction. The Fund's portfolio of investments at the end of 1997 was very conservative with approximately 50% of assets in short term government agency bonds and 30 day certificates of deposit. The approximately 50% of the portfolio in equities is primarily invested in non-cyclical consumer basic stocks.

Q.    What are some examples of stocks you purchased during the year?

A. New positions were taken during the year in the following companies: Loral Space Communications, Inc., wireless communications; CMP Media Inc., publishing textbooks; Champion Enterprises Inc., manufactured housing; Gymboree Corp., retail baby clothes; Medtronic Inc., medical devices; Oakwood Homes Corp., manufactured housing; Southern New England Telecommunications Corp., local telephone co.; Starbucks Corp., retail coffee chain.

--------------------------------------------------------------------------------
----------------------------------
Security Diversification, 12/31/97
----------------------------------

[The following information was represented as a pie chart in the printed material.]

U.S. Government Agency Bonds            24%
Certificates of Deposit                 21%
Natural Gas                             13%
Retail                                  10%
Pharmaceuticals                          7%
Telecommunications                       8%
Other                                   14%

--------------------------
Asset Allocation, 12/31/97
--------------------------

[The following information was represented as a pie chart in the printed material.]

Common Stocks                           52%
U.S. Government Agency Bonds            24%
Certificates of Deposit                 21%
Cash & Equivalents                       3%

                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL
--------------------------------------------------------------------------------

[The following information was represented as a graph in the printed material.]

                       Pax World Fund, Inc.        Lipper Balanced Fund Index
                       --------------------        --------------------------

          1987                $10,000                        $10,000
          1988                $11,151                        $10,786
          1989                $13,643                        $12,931
          1990                $14,688                        $12,862
          1991                $16,768                        $15,478
          1992                $16,831                        $16,190
          1993                $16,726                        $17,357
          1994                $16,991                        $17,137
          1995                $19,910                        $19,596
          1996                $20,946                        $20,897
          1997                $23,458                        $22,902

*Pax World Fund, Inc.

25.12%       1 yr. total return
12.62%       5 yr. avg. total return
12.98%       10 yr. avg. total return

Lipper Balanced Fund Index

20.05%       1 yr. total return
13.42%       5 yr. avg. total return
12.90%       10 yr. avg. total return

*The cumulative total return (compounding reinvested dividends and capital gains) of Pax World Fund over the past ten years was 238.81%. A $10,000 investment would have grown to $33,881.

The line graph on the above chart for Pax World Fund was adjusted to exclude the result of cumulatively compounding earnings from dividends and capital gains. The Lipper Balanced Fund Index also excludes compounding.

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Stock Holdings, 12/31/97
--------------------------------------------------------------------------------

                                                  Percent of
Company                                           Net Assets

AirTouch Communications Inc...........................4.6%
Gap Inc...............................................4.2%
Peoples Energy Corp...................................3.5%
KeySpan Energy Corp...................................3.4%
Merck & Co. Inc.......................................3.4%
Enron Corp............................................3.3%
Bay State Gas Co......................................3.3%
Toys R Us Inc. .......................................3.0%
Pitney Bowes Inc......................................2.4%
Champion Enterprises Inc..............................1.8%
----------------------------------------------------------
Total                                                32.9%

--------------------------------------------------------------------------------
Key Statistics, 12/31/97
--------------------------------------------------------------------------------

Change in NAV ($16.56 to $18.52)......................$1.96

12 Month Total Return................................25.12%

Net Increase in Net Assets Resulting
From Operations..............................$127.3 million

Total Net Assets.............................$629.0 million

                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                       NUMBER OF                   PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE       SHARES         VALUE       NET ASSETS
--------------------------------------------------------------------------------
          COMMON STOCKS

CONSUMER PRODUCTS
  Liz Claiborne, Inc............         94,000    $   3,930,375       .6%
                                                   -------------

FOOD............................
  CPC International, Inc........        100,000       10,775,000
  General Mills, Inc............        100,000        7,162,500
  H.J. Heinz Co.................        100,000        5,081,250
                                                   -------------
                                                      23,018,750      3.7
                                                   -------------
HOME IMPROVEMENT PRODUCTS
  Masco Corp....................        100,000        5,087,500       .8
                                                   -------------

LOANS - STUDENT
  SLM Holding Corp..............         42,600        5,926,725       .9
                                                   -------------

MAILING EQUIPMENT
  Pitney Bowes, Inc.............        166,700       14,992,581      2.4
                                                   -------------

MANUFACTURED HOMES
  Champion Enterprises, Inc.....        550,000       11,309,375
  Oakwood Homes Corp............        288,700        9,581,231
                                                   -------------
                                                      20,890,606      3.3
                                                   -------------
MEDICAL EQUIPMENT
  Medtronic, Inc................        200,000       10,462,500      1.7
                                                   -------------

NATURAL GAS.....................
  Bay State Gas Co..............        553,800       20,559,825
  Enron Corp....................        500,000       20,781,250
  KeySpan Energy Corp...........        587,600       21,631,025
  Peoples Energy Corp...........        551,900       21,731,063
                                                   -------------
                                                      84,703,163     13.5
                                                   -------------
PACKAGING
  Bemis Co., Inc................         50,000        2,203,125       .4
                                                   -------------

PHARMACEUTICALS.................
  Bristol-Myers Squibb Co.......        100,000        9,462,500
  Johnson & Johnson.............        100,000        6,587,500
  Merck & Co., Inc..............        200,000       21,250,000
  Pfizer, Inc...................        100,000        7,456,250
                                                   -------------
                                                      44,756,250      7.1
                                                   -------------

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, continued

                                       NUMBER OF                   PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE       SHARES         VALUE       NET ASSETS
--------------------------------------------------------------------------------

          COMMON STOCKS, continued

PUBLISHING......................
  CMP Media, Inc................         29,600    $     510,600       .1%
                                                   -------------

RETAIL..........................
  Gap, Inc......................        750,000       26,578,125
  Gymboree Corp.................        108,200        2,961,975
  Home Depot, Inc...............         75,000        4,415,625
  Starbucks Corp................        200,000        7,675,000
  Toys R Us, Inc................        600,000       18,862,500
                                                   -------------
                                                      60,493,225      9.6
                                                   -------------
TELECOMMUNICATIONS..............
  AirTouch Communications, Inc..        700,000       29,093,750
  BellSouth Corp................        100,000        5,631,250
  Loral Space Communications....        200,000        4,287,500
  Southern NE Telecomm. Corp....        100,000        5,031,250
  U.S. West, Inc.-Communications
   Group .......................        200,000        9,025,000
                                                   -------------
                                                      53,068,750      8.4
                                                   -------------    -----
      TOTAL COMMON STOCKS.......                     330,044,150     52.5
                                                   -------------    -----

                                     PRINCIPAL
                                      AMOUNT
                                     ---------
   GOVERNMENT AGENCY BONDS

Federal Home Loan Bank System
  5.660%, due November 9, 1998..    $ 7,000,000        6,995,590
  5.025%, due February 23, 1999.      9,000,000        8,919,810
  5.825%, due March 12, 1999....     10,000,000        9,962,500
  5.880%, due March 19, 1999....     13,000,000       13,018,330
  5.660%, due January 12, 2000..      5,000,000        4,967,200

Federal National Mortgage
  Association
  5.620%, due February 10, 1999.     10,000,000        9,987,730
  5.230%, due February 24, 1999.      8,000,000        7,947,680
  6.110%, due September 20, 2000     12,000,000       12,080,640
  6.080%, due September 25, 2000      5,000,000        5,030,450
  5.820%, due December 5, 2000..     15,000,000       14,995,350

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, continued

                                     PRINCIPAL                     PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE     AMOUNT            VALUE      NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS, continued

  Federal National Mortgage
   Association
  6.340%, due December 20, 2000.   $  8,000,000     $  7,983,760
  5.370%, due February 7, 2001..     20,000,000       19,712,400
  5.410%, due February 13, 2001.     10,000,000        9,856,200
  5.360%, due February 16, 2001.     10,000,000        9,853,100
  6.710%, due July 24, 2001.....      7,000,000        7,182,630
  7.040%, due September 24, 2001     10,000,000       10,067,200
                                                    ------------

    TOTAL GOVERNMENT AGENCY BONDS                    158,560,570     25.2%
                                                    ------------

      CERTIFICATES OF DEPOSIT

State Street Bank
  5.000%, due January 5, 1998...     20,000,000       20,000,000
  5.000%, due January 6, 1998...     25,000,000       25,000,000
  5.000%, due January 12, 1998..     20,000,000       20,000,000
  5.000%, due January 14, 1998..     10,000,000       10,000,000
  5.000%, due January 20, 1998..     30,000,000       30,000,000
  5.000%, due January 28, 1998..     25,000,000       25,000,000
                                                    ------------

    TOTAL CERTIFICATES OF DEPOSIT                    130,000,000     20.7
                                                   -------------    -----

    TOTAL INVESTMENTS...........                     618,604,720     98.4

Cash and receivables, less liabilities                10,396,683      1.6
                                                   -------------    -----

    NET ASSETS..................                   $ 629,001,403    100.0%
                                                   -------------    -----

See notes to financial statements.

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


                                     ASSETS

Investments, at value - note A
    Common stocks (cost - $193,450,461) .................................   $330,044,150
    Bonds (cost - $158,243,397) .........................................    158,560,570
    Certificates of deposit (cost - $130,000,000) .......................    130,000,000
                                                                            ------------
                                                                             618,604,720

Cash ....................................................................      7,333,953

Receivables
    Dividends and interest ..............................................      3,555,217
                                                                            ------------

       Total assets .....................................................    629,493,890
                                                                            ------------

                                  LIABILITIES

Payables
    Capital stock reacquired ............................................         70,094

Accrued expenses
    Investment advisory fee .............................................        262,568
    Transfer agent fee ..................................................         98,000
    Other accrued expenses ..............................................         61,825
                                                                            ------------

       Total liabilities ................................................        492,487
                                                                            ------------

           Net assets (equivalent to $18.52 per share based on 33,970,797
            shares of capital stock outstanding) - note E ...............   $629,001,403
                                                                            ------------

           Net asset value, offering price and redemption price per share
            ($629,001,403 / 33,970,797 shares outstanding) ..............   $      18.52
                                                                            ------------

See notes to financial statements

                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997

Investment income
    Income - note A
       Dividends.........................................                  $    6,506,485
       Interest - note G.................................                      13,617,122
                                                                           --------------

           Total income..................................                      20,123,607

    Expenses
       Investment advisory fee - note B..................    $2,889,714
       Distribution expenses - note D....................       762,366
       Transfer agent fee................................       758,116
       State taxes.......................................       267,507
       Custodian fees - note F...........................       154,890
       Printing..........................................        88,959
       Legal fees and related expenses - note B..........        63,840
       Other.............................................        59,655
       Registration fees.................................        57,253
       Audit fees........................................        35,349
       Directors' fees and expenses - note B.............        34,745
                                                         --------------

           Total expenses................................     5,172,394
           Less: Fees paid indirectly - note F...........       151,555
                                                          -------------

              Net expenses...............................                       5,020,839
                                                                           --------------

           Investment income - net.......................                      15,102,768
                                                                           --------------

Realized and unrealized gain on investments - note C
    Net realized gain on investments.....................                      50,894,781
    Change in unrealized appreciation of investments
     for the year........................................                      61,297,526
                                                                           --------------

           Net gain on investments.......................                     112,192,307
                                                                           --------------

           Net increase in net assets resulting from
            operations...................................                  $  127,295,075
                                                                           --------------

See notes to financial statements.

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Years Ended
                                                                      December 31
                                                             ------------------------------
                                                                  1997            1996
                                                             ------------------------------
Increase in net assets
   Operations
      Investment income - net ............................   $  15,102,768    $  16,150,851
      Net realized gain on investments ...................      50,894,781       26,195,518
      Change in unrealized appreciation of investments ...      61,297,526        6,708,027
                                                             -------------    -------------
        Net increase in net assets resulting from
         operations ......................................     127,295,075       49,054,396
   Net equalization credits (debits) .....................          54,638          (38,061)
   Distributions to shareholders from
      Investment income - net ($.503 and $.550 per
        share, respectively) - note A ....................     (15,480,324)     (16,099,745)
        Net realized gain on investments ($1.650 and $.892
        per share, respectively) - note A ................     (50,894,724)     (26,195,473)
   Capital share transactions - note E ...................      54,593,793       29,735,468
                                                             -------------    -------------
   Net increase in net assets ............................     115,568,458       36,456,585

Net assets
   Beginning of year .....................................     513,432,945      476,976,360
                                                             -------------    -------------
   End of year (including undistributed investment
    income - net of $9,214 and $332,132, respectively) ...   $ 629,001,403    $ 513,432,945
                                                             -------------    -------------

See notes to financial statements.

                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

      Pax World Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

Valuation of investments

      Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Certificates of Deposit are valued at cost; accrued interest to December 31 is included in interest receivable.

Amortization of bond premium and discount

      Commencing January 1, 1997, the Fund amortizes purchase price premium and discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Reference is made to note G. Net discount amortization for 1997 was $765,743.

Federal income taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Equalization

      The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

      Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

Distributions to shareholders

      All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, continued

Accounting estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

      The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Another officer of the Fund, who is not a director of the Fund, is also an officer of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1997 or 1996.

      All Directors are paid by the Fund for attendance at directors' meetings.

      During 1997, the Fund incurred legal fees and related expenses of $39,359 with William M. Prifti, Esq., who was general counsel for the Fund through December 31, 1997. Mr. Prifti was Secretary of the Fund through December 31, 1997. The remaining $24,481 of legal fees and related expenses were incurred with others.

      All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1997 and 1996 totalled $132,372 and $68,224, respectively, (36.3% and 18.6%, respectively of total 1997 and 1996 commissions). Of the 1996 amount, $22,630 was paid subsequent to the siblings' purchase of Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the period September 27, 1996 to December 31, 1996).

NOTE C - INVESTMENTS

      Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $69,482,007 and $147,397,370, respectively, for 1997. Purchases and

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, continued

proceeds from sales and maturities of U.S. Government agency bonds aggregated $-0- and $55,002,500, respectively, for 1997.

      Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1997 would have been approximately the same.

      For Federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $481,693,858.

NOTE D - DISTRIBUTION EXPENSES

      The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

      Transactions in capital stock were as follows:

                                           Year Ended                         Year Ended
                                        December 31, 1997                 December 31, 1996
                                 ------------------------------    ------------------------------
                                    Shares           Dollars          Shares           Dollars
                                 -------------    -------------    -------------    -------------
Shares sold ..................       2,794,352    $  50,868,833        3,151,719    $  52,809,366
Shares issued in
 reinvestment of distributions       3,363,399       61,541,465        2,360,551       39,060,319
                                 -------------    -------------    -------------    -------------
                                     6,157,751      112,410,298        5,512,270       91,869,685
Shares redeemed ..............      (3,195,360)     (57,816,505)      (3,704,015)     (62,134,217)
                                 -------------    -------------    -------------    -------------

Net increase .................       2,962,391    $  54,593,793        1,808,255    $  29,735,468
                                 -------------    -------------    -------------    -------------

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, continued

      The components of net assets at December 31, 1997, are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized)   $ 500,001,044
Undistributed investment income ..............................           9,214
Excess distribution of capital gains .........................          (1,546)
Accumulated prior years' net realized losses on investments ..      (7,918,171)
Net unrealized appreciation of investments ...................     136,910,862
                                                                 -------------
Net assets ...................................................   $ 629,001,403
                                                                 -------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

      State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

NOTE G - ACCOUNTING CHANGE

      Effective January 1, 1997, the Fund adopted the policy of amortizing bond purchase price discounts and premiums over the remaining lives of the respective bonds (or to the first call date for callable bonds). The effect of the change is to reflect the amortization as an adjustment to interest income. Previously, discounts and premiums were recognized as part of the net realized gain or loss when the bonds matured or were sold. This change has no net effect on net assets or on the net increase in net assets resulting from operations.

      Upon adopting the new policy, the Fund recognized the cumulative amortization of discounts and premiums on the bonds held at January 1, 1997. This resulted in a one-time charge for net discount amortization through January 1, 1997 on bonds held on that date. Thus, there was a net reduction of approximately $1,040,000 in interest income for the year ended December 31, 1997 (approximately $.03 per share). Correspondingly, there was an identical one-time credit to net gain on investments for the period.

                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the year in net asset value (based upon average number of shares outstanding)

                                                                   Year Ended December 31
                                                                   ----------------------
                                1997      1996      1995      1994       1993       1992       1991      1990      1989      1988
                                ----      ----      ----      ----       ----       ----       ----      ----      ----      ----
Net asset value,
 beginning of year .........  $  16.56  $  16.33  $  13.39  $  13.55   $  14.27   $  14.99   $  13.97  $  13.98  $  11.92  $  11.58
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------

Income from investment
  operations
Investment income -
  net (C) ..................      .493      .550       .80       .49        .51        .64        .82       .60       .61       .61
Realized and unrealized
  gain (loss) on
  investments-net (C) ......     3.620     1.122      3.07      (.15)      (.66)      (.39)      2.17       .86      2.32       .71
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------
Total from investment
  operations ...............     4.113     1.672      3.87       .34       (.15)       .25       2.99      1.46      2.93      1.32
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------

Less distributions
Dividends from net
  investment income ........      .503      .550       .79       .50        .50        .67        .77       .61       .62       .61
Distributions from
  realized gains ...........     1.650      .892       .14        --        .07        .13       1.04       .84       .25       .37
Tax return of capital ......        --        --        --        --         --        .17        .16       .02        --        --
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------
Total distributions ........     2.153     1.442       .93       .50        .57        .97       1.97      1.47       .87       .98
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------
Net asset value,
  end of year ..............  $  18.52  $  16.56  $  16.33  $  13.39   $  13.55   $  14.27   $  14.99  $  13.97  $  13.98  $  11.92
                              --------  --------  --------  --------   --------   --------   --------  --------  --------  --------

2. Total return ............    25.12%    10.36%    29.19%     2.65%     (1.05)%       .6%      20.8%     10.5%     24.9%     11.5%

3. Ratios and
   supplemental data
Ratio of total expenses
  to average net assets (A)       .91%      .89%      .97%      .98%       .94%       1.0%       1.2%      1.2%      1.1%      1.1%
Ratio of investment
  income - net to
  average net assets .......     2.67%     3.24%     3.44%     3.66%      3.63%       3.7%       5.1%      5.4%      5.8%      5.0%
Portfolio turnover rate ....    13.88%    34.55%    28.44%    25.45%     22.15%      17.4%      25.7%     38.9%     37.4%     57.5%
Average commission
  rate paid (B) ............  $  .0669  $  .0599  $  .0714
Net assets, end
  of year ('000s) ..........  $629,001  $513,433  $476,976  $388,249   $462,762   $469,275   $270,488  $119,831  $ 93,030  $ 73,650
Number of capital
  shares outstanding,
  end of year ('000s) ......    33,971    31,008    29,200    29,000     34,142     32,878     18,042     8,576     6,653     6,177

(A) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.
(B) The average commission rates are presented for years subsequent to 1994 to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.
(C)   Reference is made to note G for the 1997 results.

                    [LETTERHEAD OF PANNELL KERR FORSTER PC]


                         Independent Auditors' Report


Board of Directors and Shareholders
Pax World Fund, Incorporated

      We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

      As more fully disclosed in note G, the Fund changed its method of accounting for bond discounts and premiums in 1997.


                                      /s/ Pannell Kerr Forster P.C.

January 16, 1998

                                 Pax World Fund

                       A No-Load Diversified Balanced Fund

                                222 State Street
                            Portsmouth, NH 03801-3853
                             http://www.paxfund.com/

For General Fund Information, please call:
1-800-767-1729

For Shareholder Account Information:
1-800-372-7827

For Broker Services:
1-800-635-1404

Transfer and Disbursing Agent-
PFPC, Inc.
Attn: Pax World Fund, Inc.
P.O. Box 8950
Wilmington, DE 19899-8950

General Counsel-
Rosner, Bresler, Goodman & Unterman, LLP
521 Fifth Avenue
New York, NY 10175

Independent Auditors-
Pannell Kerr Forster, P.C.
125 Summer Street
Boston, MA 02110-2326

Investment Adviser-
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853
1-800-767-1729

All Account Inquiries should be addressed to:
Pax World Growth Fund, Inc.
P.O. Box 8930
Wilmington, DE 19899-8930

--------------------------------------------------------------------------------
                       Pax World Fund, Inc. Total Return
                      - Periods Ended December 31, 1997 -

                                  Annualized          Cumulative
               1 Year               25.12%              25.12%
               3 Years              21.28%              78.38%
               5 Years              12.62%              81.17%
               10 Years             12.98%             238.81%
               15 Years             13.08%             532.23%
--------------------------------------------------------------------------------

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